UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2006

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-07155 (Commission File Number)	13-2740040 (IRS Employer Identification No.)

1001 Winstead Drive Cary, NC (Address of principal executive offices)	Registrant’s telephone number, including area code: (919) 297-1600	27513 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On April 6, 2006, certain employees of R.H. Donnelley Corporation (the “Company”) are scheduled to make a presentation at an investor conference. During its presentation, the Company intends to present a slide presentation, a copy of which is attached hereto as exhibit 99.1 to this Form 8-K.
     None of the contents of this Form 8-K are incorporated by reference into any registration statement or report of the Company. A copy of this slide presentation has been attached hereto as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
          The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Slide Presentation to be given on April 6, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION

/s/ Robert J. Bush

Robert J. Bush
Vice President, General Counsel & Corporate Secretary

Date: April 5, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Slide Presentation to be given on April 6, 2006.

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